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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8-K/A

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                               March 13, 1997

              Date of Report (date of earliest event reported)


                             TELEGEN CORPORATION
           (Exact name of Registrant as specified in its charter)


      California                   14836                 84-067214
   (State or other       (Commission File Number)    (I.R.S. Employer
   jurisdiction of                                  Identification No.)
  incorporation or
    organization)

                               101 Saginaw Drive
                            Redwood City, CA 94063

                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (415) 261-9400


                                Not Applicable

         (Former name or former address, if changed since last report)


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     The undersigned Registrant hereby amends the following item of its Current
Report on Form 8-K, originally filed with the Securities and Exchange Commission on January 15, 1997(the "Form 8-K") as set forth in the pages attached hereto.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (a)  Financial Statements of Businesses Acquired.
          -------------------------------------------

          The fiing of audited financial statements of Morning Star Multimedia, Inc. ("MSM") and related pro forma information are not required pursuant to Item 7 because the transaction, which was accounted for as a pooling, does not meet the tests of Rule 1-02(W) of Regulation S-X, as indicated below:

1) Total shares which were exchanged approximate 2.7% of the common stock of Telegen Corporation ("Telegen") on December 31, 1996

2) MSM's total assets acquired by Telegen approximates 1.5% of total Telegen assets as of the most recently completed fiscal year.

3) Telegen's equity in MSM's income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principles approximates 1.0% of Telegen's net loss for the most recently completed fiscal year.

     (b) Pro Forma Financial Information.
         -------------------------------

          See above explanation in subsection (a).

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 13, 1997

                                              TELEGEN CORPORATION


                                              By: /s/ Warrren M. Dillard
                                                 -----------------------
                                                    Warren M. Dillard,
                                                  Chief Financial Officer

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